 10 February 2016  Investor Presentation (1Q2016)(financials as of Q4 2015)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s 2014 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

Who and Where We Are

- Founded in 1870
- Headquartered in Wheeling, WV
- $8.5 billion in assets
- 141 financial centers
- Strong credit quality and regulatory compliance
- Growing market share
  - Top 10: Columbus, Pittsburgh, and West Virginia
  - Top 20: Cincinnati
- Diversified revenue generation
  - Trust services
  - Securities brokerage
  - Wealth management
  - Investment management
  - Insurance

Top Market Share


Fort Wayne
Akron
OH
Cincinnati
MD
WV
KY
Charleston
Frankfort
Lexington

Balanced Market Distribution

Loans


PA
26%
WV
35%
OH
39%

Deposits


PA
26%
WV
41%
OH
33%

Note: asset, location, loan, and deposit data as of 12/31/2015; market share based on MSA deposit rankings (source: SNL) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA reflects announced HBAN-FMER merger & excludes single Wells Fargo branch)

2

 Executive  Position  Years inBanking  Years atWSBC  James Gardill  Chairman of the Board  43*  43  Todd Clossin  President & Chief Executive Officer  31  2  Robert Young  EVP & Chief Financial Officer  29  14  Ivan Burdine  EVP & Chief Credit Officer  35  2  Jonathan Dargusch  EVP – Wealth Management  34  5  Jay Zatta  EVP – Chief Lending Officer  29  7  Lynn Asensio  EVP – Retail Administration  37  10  Michael Perkins  EVP – Chief Risk & Admin Officer  20  20  Experienced Management Team  * as legal counsel to WesBancoNote: all key operating executives listed have large firm experience  *

Key Differentiators

- Emerging regional financial services company with a community bank at its core
  - Diversified revenue growth engines with a critical focus on credit quality
  - Well-balanced loan and deposit distribution across footprint
  - Robust legacy market share combined with three major metropolitan markets
  - Top ten market share in the Pittsburgh and Columbus MSAs
  - Strong legacy of credit and risk management
- Solid, and growing, non-interest income generation
  - $3.6B of assets under management through our 100-year old trust business
    - $900MM AUM through our proprietary mutual funds, the *WesMark Funds*
- Focus on cross-selling – average ratio on new consumer relationships has increased 38% to 4.3
- Strong expense management culture with an efficiency ratio of 56.3%, despite having sizable non-bank fee-based businesses

Well-positioned for continued, high-quality growth

Note: financial data as of quarter ending 12/31/2015; market share based on MSAs (source: SNL); cross-sale data is measured 90 days after relationship opening and reflects Sep-2015 compared to Oct-2013; please see the efficiency ratio reconciliation in the appendix

4

Diversified Growth Strategies

- Diversified loan portfolio with a focus on Commercial and Industrial (C&I)
  - Increased productivity from and enhancements to the commercial lending team
- Long history of strong wealth management capabilities
  - Proprietary mutual funds, and a century of trust experience
  - Established wealth management, insurance, and private banking services are keys to fee income strategy
- Traditional retail banking services strategies
  - Focus on customer convenience and service
  - Institution-wide dedication to cross-selling across multiple markets
- Strong culture of expense management
  - Focus on delivering positive operating leverage while making investments
  - Emphasis on technology to streamline and improve processes
- Franchise expansion in contiguous markets
  - Targeted acquisitions within a reasonable geographic hub of our headquarters

5

 *  Diversified Loan Portfolio  Realignment of resources to higher growth marketsFocus on Commercial and Industrial (C&I) business with dedicated C&I and Business Banking teams in all metropolitan markets with limited direct and indirect credit exposure to the energy industry  Composition as of 12/31/2015  Total Loans = $5.1B  Composition as of 12/31/2010  Total Loans = $3.3B

 *  Diversified Loan Portfolio – Energy Exposure  In general, efforts related to the shale oil and gas industry are centered on deposit and wealth management growth as opposed to loan growthMinimal exposure to the oil, gas, and coal industryDirect exposure is approximately 1% of $5.1B total loan portfolioIndirect exposure is an additional approximate 2% of the total loan portfolioReview of loans to the oil, gas, and coal industry performed during the fourth quarter of 2015 did not identify any material portfolio weakness on an aggregate basisWhile reduced oil and natural gas prices have led to a slowdown in new well drilling, investments continue to be made in our regions by large energy companies as these stronger energy players see the proven leases as a long-term investment opportunity  Note: loan and asset data as of 12/31/15

Strong Wealth Management Capabilities

- Trust, Securities Brokerage, Private Banking, and Insurance consolidated under one executive management team
  - $3.6B of trust and mutual fund assets under management
  - $280MM in private banking loans and deposits
  - More than 5,000 trust and 950 private banking relationships
- Significant growth opportunities from shale-related private wealth
- Robust product capabilities:
  - Trust and investment management, and securities investment sales
  - Private client services
  - Financial, retirement, and estate planning
  - Insurance (personal, commercial, title, health)

Trust Assets (Market Value as of 12/31) ($B)



$2.3
$2.7
$3.0
$2.4
$2.9
$3.2
$3.8
$3.6
CAGR 4%
2002
2004
2006
2008
2010
2012
2014
2015

WesMark Funds℠

Net Assets	**($MM)**
Growth	$333.8
Sm. Co. Growth	$ 92.3
Balanced	$101.1
Gov't Bond	$257.9
WV Muni Bond	$118.4

Note: assets and clients as of 12/31/15; WesMark Funds net assets as of 12/31/15

8

 *  Well-Positioned in Growing Wealth Markets  ~90% of deposits and trust assets located in Marcellus/Utica shale regions  Median Household Income  Shale Formations Marcellus Utica  Note: assets and location data as of 12/31/2015; household income data as of 2012 (source: SNL)

Retail Banking Strategies

- Efficient financial center network with effective staff management and technology utilization supported by centralized, low-cost back office functions
- Full suite of treasury management products, including international services, and enhanced wire and lockbox capabilities
- Transitioning financial center personnel from transaction-based to sales-based activity
  - Full integration of CRM system to ensure relationship building and referrals
  - Centers in key markets have bankers licensed to offer investment products
  - Majority of center managers have completed or are enrolled in our Business Banking Academy program
  - Strong growth in securities sales, business banking loans, and e-banking fees
- Continuous reviews for financial center optimization
  - Technology deployments and an omni-channel distribution model
  - Since 2012, closed nine offices, downsized five, and opened three new offices in more attractive markets

Note: location data as of 12/31/2015

10

Strong Culture of Expense Management

- Scalable technology infrastructure supports both organic and acquisition growth without significant additional investment

- Utilize technology to reduce travel cost and enhance communication
  - Communication infrastructure modernization has reduced communication costs more than 40% since 2013
  - Upgrade of corporate phone systems and increased utilization of video conferencing
  - Elimination of all personal computers with installation of "thin-client" technology



Efficiency Ratio
61.8%
62.1%
62.0%
61.5%
59.6%
59.5%
61.0%
61.0%
59.6%
57.1%
2011
2012
2013
2014
2015
WSBC
Peer Average

Note: financial data as of 12/31/2015; please see the efficiency ratio reconciliation in the appendix; peer average efficiency ratio represents a simple average of WSBC's peer group (source: SNL, company reports); peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NPBC, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI

11

Franchise Expansion

- Focus on targeted acquisitions in existing markets and new higher-growth metro areas
- History of successful acquisitions that have improved earnings
- Adequate capital and liquidity, along with strong regulatory relationships, provides ability to execute transactions quickly
- Diligent efforts to retain a community bank look and feel
- Critical, long-term focus on shareholder return

Contiguous Markets Radius



PENNSYLVANIA
OHIO
INDIANA
WEST VIRGINIA
KENTUCKY
VIRGINIA
TENNESSEE
MARYLAND
Pittsburgh
Cleveland
COLUMBUS
INDIANAPOLIS
Cincinnati
Baltimore
Washington
RICHMOND
Virginia Beach

Recent Acquisitions

- ESB: announced Oct-14; closed Feb-15
- Fidelity: announced Jul-12; closed Nov-12
- AmTrust (5 branches): announced Jan-09; closed Mar-09
- Oak Hill: announced Jul-07; closed Nov-07

12

Long-Term Value Proposition

- Diversified and well-balanced regional financial services company
- Strong legacy of credit and risk management
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder value
- Well-defined growth strategies for long-term success of key stakeholders
- Average loans to average deposits ratio of 78.5% provides significant opportunity for growth
- Regularly achieve 5-star ratings from Baeur Financial and recognition as one of America's best banks*



Return on Tangible Common Equity (ROTCE)
13.2%
13.6%
15.8%
15.4%
14.6%
13.4%
11.5%
12.1%
11.7%
12.3%
12.8%
2011
2012
2013
2014
2015
WSBC
Peer Average
WSBC (excl. merger expenses)

* as recognized by a leading financial magazine

Note: loan to deposit ratio represents 2015; please see the ROTCE reconciliation in the appendix; WSBC (excl. merger expenses) excludes after-tax merger-related expenses of $7.2MM; peer ROTCE from SNL and represents a weighted average of WSBC's peer group (see slide #11)

13

 Financial Overview

 *  Financial and Operational Highlights – Q4 2015  Net income up 32.7% and EPS up 1.7% (excluding merger-related costs)Return on tangible common equity of 14.7% (excluding merger-related costs)6.8% organic loan growth since 12/31/2014 (exclusive of ESB merger)Non-interest income increased 20.9% year-over-year driven by higher e-banking and deposit fees, trust and brokerage fees, and other incomePositive operating leverage driven by a core focus on return on investment, allowing a strong efficiency ratio of 56.3%, compared to 60.4% a year agoContinued improvement in asset quality as non-performing loans to total loans ratio of 1.04% improved 21 basis points from a year agoPipelines going into 2016 remain robust, and anticipate another solid year of loan growth, tempered by quarterly construction loan portfolio fluctuations  Note: financial data as of quarter ending 12/31/2015, which reflects impact of the ESB merger, and compared the quarter ending 12/31/2014; please see the reconciliations to GAAP results in the appendix

 Financial Performance Summary  *  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; ESB Financial Corporation merger consummated February 10, 2015    Three Months Ending  Three Months Ending    Twelve Months Ending  Twelve Months Ending    ($000s, except earnings per share)  12/31/14  12/31/15  Change  12/31/14  12/31/15  Change  Net Income (1)  $ 17,363  $ 23,033  32.7%  $ 70,825  $ 87,965  24.2%  Diluted Earnings per Share (1)  $ 0.59  $ 0.60  1.7%  $ 2.41  $ 2.34  (2.9%)  Net Charge-Offs as % of Average Loans   0.23%   0.20%  (3bp)   0.23%   0.20%  (3bp)                Net Interest Margin (FTE)  3.60%  3.32%  (28bp)  3.61%  3.41%  (20bp)  Return on Average Assets (1)   1.09%   1.08%  (2bp)   1.13%   1.08%  (5bp)  Return on Average Tangible Equity (1)  14.47%  14.69%  23bp  15.57%  14.58%  (99bp)  Efficiency Ratio (1)  60.37%  56.34%  (403bp)  59.59%  57.05%  (254bp)

 Net Interest Margin  Net interest margin has been impacted due toA change in the mix of investments to total earning assets and lower yields on securities portfolio primarily due to the ESB Financial mergerRepricing of existing loans and competitive pricing on new loans“Lower for longer” interest rate environment with a flatter yield curve and LIBOR swap spreadsPositioned for asset sensitivity in rising rate shock and ramp environments  *  Net Interest Margin (FTE)

Securities Portfolio

- Securities portfolio represents ~29% of total assets
- Selective sales during Q4 2015 to manage risk and portfolio efficiency
- No credit-related issues
- Higher percentage of assets due to ESB Financial merger
  - Balance sheet risk reduction strategy
  - Use to fund future loan growth
- Helps stay under $10B threshold even with 1-2 smaller acquisitions during next 1-3 years (adjust portfolio size)
- Average tax-equivalent portfolio yield of 2.90%
- Weighted average life ~4.5 years
- Modified duration 4.0%
- More than 57% unpledged

Composition as of 12/31/2015


Agency Mortgage-Backed & CMO 57%
Municipals 35%
Corporate Bonds 4%
U.S. Gov't Agencies 3%
Other 1%

Total Securities = $2.4B

Note: financial data as of 12/31/2015

18

 Diversified Revenue Generation: Non-Interest Income  Operating non-interest income contributed 24% of net revenue in 2015Wealth management businesses (trust, securities brokerage) contributed $ 29.6MM to 2015 revenue, a year-over-year increase of $1.6MM due to customer development initiatives and new talent hires in several regions4Q15 operating non-interest income reflects similar trends as the 2015 period including growth in electronic banking fees from higher transaction volume  *  Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix  Operating Non-Interest Income ($MM)

Risk Management and Regulatory Compliance

- Conservative underwriting standards
- Five consecutive "outstanding" CRA ratings
- Analyzing cost of processes for crossing the $10B Dodd-Frank threshold
- Liquidity, loan, and capital stress testing in preparation for post-$10B DFAST reporting
- Enhancing our strong compliance management system
- Strong risk-based capital ratios well above regulatory requirements

Basel III Tier 1 Risk-Based Capital Ratio



13.76%
14.09%
13.47%
13.69%
13.39%
Required
6.0%
4Q14
1Q15
2Q15
3Q15
4Q15

Basel III Common Equity Tier 1 Capital Ratio



11.49%
11.71%
11.93%
11.70%
Required
4.5%
1Q15
2Q15
3Q15
4Q15

20

 Returning Value to Shareholders  Since 2010, dividend has increased 64%4Q15 dividend payout ratio 38.3%, compared to 33.7% for SNL $5-10B bank peer group4Q15 dividend yield 3.28%, compared to 2.49% for SNL $5-10B bank peer group  *  Dividends per Share ($)  Note: WSBC dividend yield based upon 2/2/16 closing stock price of $28.09; SNL bank peer group dividend data as of 3Q2015

Investment Rationale

- Diversified and well-balanced regional financial services company
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder value
- Strong legacy of credit and risk management
- Favorable asset quality when compared to regional and national peers
- Well-defined growth strategies for long-term success of key stakeholders
- Focus on returning value to shareholders
- Stock trades at a 1-2x multiple discount – despite above peer financial performance

Well-positioned for continued, high-quality growth with strong upside market appreciation potential

22

 Appendix

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Interest Rate Sensitivity  Positioned for asset sensitivity in a rising rate ramp environment  *  Immediate Change in Interest Rates  Change in Net Interest Income over One Year  Change in Net Interest Income over One Year  Immediate Change in Interest Rates  December 31, 2014  December 31, 2015  +1% Rate Shock  +1.9%  +3.6%  +2% Rate Shock  +2.1%  +5.5%  +3% Rate Shock  +0.9%  +6.2%  +2% Rate Ramp  +1.9%  +3.0%  (1%) Rate Shock  (1.8%)  (2.7%)        EVE +2% Rate Shock  +6.0%  +1.9%  EVE (1%) Rate Shock  (11.0%)  (8.8%)  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance to Legacy Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans & OREO  Diligent Focus on Credit Quality  *  Note: please see the reconciliations to GAAP results in the appendix; ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-rated expense divided by total income; FTE represents fully taxable equivalent; ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  12/31/14  12/31/15  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Non-Interest Expense  $ 41,972  $ 46,894  $140,295  $150,120  $160,998  $161,633  $193,923  Restructuring & Merger-Related Expense  $ (1,309)  $ (48)  $ --  $ (3,888)  $ (1,310)  $ (1,309)  $(11,082)  Non-Interest Expense excluding Restructuring & Merger-Related Exp.  $ 40,663  $ 46,846  $140,295  $146,232  $159,688  $160,324  $182,841                  Net Interest Income (FTE-basis)  $ 50,793  $ 63,121  $175,885  $175,027  $192,556  $200,545  $246,014  Non-Interest Income  $ 16,560  $ 20,026  $ 59,888  $ 64,775  $ 69,285  $ 68,504  $ 74,466  Total Income  $ 67,353  $ 83,147  $235,773  $239,802  $261,841  $269,049  $320,480                  Efficiency Ratio  60.37%  56.34%  59.50%  60.98%  60.99%  59.59%  57.05%

Reconciliation: Net Income and EPS (Diluted)

	Three Months Ending		Twelve Months Ending				
($000s, except earnings per share)	12/31/14	12/31/15	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15
Net Income	$ 16,512	$ 23,002	$ 43,809	$ 49,544	$ 63,925	$ 69,974	$ 80,762
Restructuring & Merger-Related Expense (Net of Tax)	$ 851	$ 31	$ --	$ 2,527	$ 852	$ 851	$ 7,203
Net Income (excluding restructuring & merger-related expense)	**$ 17,363**	**$ 23,033**	**$ 43,809**	**$ 52,071**	**$ 64,777**	**$ 70,825**	**$ 87,965**
Net Income per Diluted Share	$ 0.56	$ 0.60	$ 1.65	$ 1.84	$ 2.18	$ 2.39	$ 2.15
Restructuring & Merger-Related Expense per Diluted Share (Net of Tax)	$ 0.03	$ 0.00	$ --	$ 0.09	$ 0.03	$ 0.03	$ 0.19
Earnings per Diluted Share (excluding restructuring & merger-related expenses)	**$ 0.59**	**$ 0.60**	**$ 1.65**	**$ 1.93**	**$ 2.21**	**$ 2.41**	**$ 2.34**
Average Common Shares Outstanding – Diluted (000s)	29,384	38,539	26,615	26,889	29,345	29,334	37,547

Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

30

 *    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  12/31/14  12/31/15  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Net Income (1)  $ 65,510  $ 91,258  $ 43,809  $ 49,544  $ 63,925  $ 69,974  $ 80,762  Merger-Related Expenses (net of tax) (1)  $ 3,376  $ 123  $ --  $ 2,527  $ 852  $ 851  $ 7,203  Net Income before Merger-Related Expenses  $ 68,886  $ 91,381   $ 43,809  $ 52,071  $ 64,777  $ 70,825  $ 87,965                  Average Assets  $6,296,282  $8,492,576  $5,440,243  $5,606,386  $6,109,311  $6,253,253  $8,123,981                  Return on Average Assets  1.04%  1.07%  0.81%  0.88%  1.05%  1.12%  0.99%  Return on Average Assets (excluding merger-related expenses)  1.09%  1.08%  0.81%  0.93%  1.06%  1.13%  1.08%   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

Reconciliation: Return on Average Tangible Equity

($000s)	Three Months Ending 12/31/14	Three Months Ending 12/31/15	Twelve Months Ending 12/31/11	Twelve Months Ending 12/31/12	Twelve Months Ending 12/31/13	Twelve Months Ending 12/31/14	Twelve Months Ending 12/31/15
Net Income [(1)]	$ 65,510	$ 91,258	$ 43,809	$ 49,544	$ 63,925	$ 69,974	$ 80,762
Amortization of Intangibles [(1)]	$ 1,202	$ 2,091	$ 1,566	$ 1,398	$ 1,487	$ 1,248	$ 2,038
Net Income before Amortization of Intangibles	**$ 66,712**	**$ 93,349**	**$ 45,375**	**$ 50,942**	**$ 65,412**	**$ 71,222**	**$ 82,800**
Merger-Related Expenses (net of tax) [(1)]	$ 3,376	$ 123	$ --	$ 2,527	$ 852	$ 851	$ 7,203
Net Income before Amortization of Intangibles & Merger-Related Expenses	**$ 70,088**	**$ 93,472**	**$ 45,375**	**$ 53,469**	**$ 66,264**	**$ 72,073**	**$ 90,003**
Average Total Shareholders Equity	$801,579	$1,124,759	$625,061	$656,684	$733,249	$780,423	$1,059,490
Average Goodwill & Other Intangibles, Net of Deferred Tax Liabilities	$(317,061)	$(488,677)	$(280,718)	$(281,326)	$(318,913)	$(317,523)	$(442,215)
Average Tangible Equity	**$484,518**	**$636,082**	**$344,343**	**$375,358**	**$414,336**	**$462,900**	**$617,275**
Return on Average Tangible Equity	**13.77%**	**14.68%**	**13.18%**	**13.57%**	**15.79%**	**15.39%**	**13.41%**
Return on Average Tangible Equity (excluding merger-related expenses)	**14.47%**	**14.69%**	**13.18%**	**14.24%**	**15.99%**	**15.57%**	**14.58%**

[(1)] three-month net income figures are annualized; amortization of intangibles tax effected at 35%

Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

32

Reconciliation: Operating Non-Interest Income  *    Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Three Months Ending  Three Months Ending  ($000s)  12/31/13  12/31/14  12/31/15  12/31/14  12/31/15  Service Charges on Deposits  $ 17,925  $ 16,135  $ 16,743  $ 4,028  $ 4,401  Electronic Banking (e-Banking) Fees  $ 12,198  $ 12,708  $ 14,361  $ 3,159  $ 3,691  Trust Fees  $ 19,577  $ 21,069  $ 21,900  $ 5,115  $ 5,244  Net Securities Brokerage Revenue  $ 6,248  $ 6,922  $ 7,692  $ 1,389  $ 1,795  Bank-Owned Life Insurance  $ 4,664  $ 4,614  $ 4,863  $ 1,037  $ 1,598  Other Fee Income  $ 8,070  $ 7,139  $ 7,603  $ 1,473  $ 2,228  Operating Non-Interest Income  $ 68,682  $ 68,607  $ 73,162  $ 16,201  $ 18,957  Net Securities Gains / (Loss)  $ 684  $ 903  $ 948  $ 147  $ 880  Net Gain / (Loss) on Other Real Estate Owned and Other Assets  $ (81)  $ (1,006)  $ 356  $ 212  $ 189  Total Non-Interest Income  $ 69,285  $ 68,504  $ 74,446  $ 16,560  $ 20,026  Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

 *    Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Loan Loss Allowance  $ 54,810  $ 52,699  $ 47,368  $ 44,654  $ 41,710  Acquired Allowance  $ --  $ --  $(582)  $(500)  $(1)  Legacy Loan Loss Allowance  $ 54,810  $ 52,699  $ 47,786  $ 44,154  $ 41,709              Total Portfolio Loans  $3,239,368  $3,687,762  $3,894,917  $4,086,766  $5,065,842  Acquired Loans  $ --  $(305,826)  $(227,429)  $(197,023)  $(773,190)  Total Legacy Portfolio Loans  $3,239,368  $3,381,936  $3,667,488  $3,889,743  $4,292,652              Legacy Loan Allowance as a % of Total Legacy Portfolio Loans  1.69%  1.56%  1.28%  1.14%  0.97%  Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Reconciliation: Legacy Loan Loss Allowance to Total Legacy Loans